UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2005




                             Atrium Companies, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                      333-20095                75-2642488

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


            3890 West Northwest Highway, Suite 500, Dallas, TX 75220
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 630-5757


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

Atrium Companies, Inc. (the "Company") is filing as Exhibit 99.1 hereto the Company's unaudited consolidated balance sheet as of June 30, 2005, unaudited consolidated statement of operations for the six months ended June 30, 2005 (with reconciliation) and unaudited consolidated statement of cash flows for the six months ended June 30, 2005 (collectively, the "Unaudited Financial Statements"). The Unaudited Financial Statements, which have not been subject to review by the Company's independent auditors, have been prepared on the basis of information currently available to the Company as of the date of this Current Report on Form 8-K. Readers are cautioned that the Unaudited Financial Statements remain subject to completion of the audit of the Company's financial statements as of and for the year ended December 31, 2004 by the Company's current auditors, the completion of the SAS 100 review of the Company's financial statements as of and for the six months ended June 30, 2005 by the Company's current auditors and the restatement of the Company's financial statements as of and for the year ended December 31, 2003 and the reissuance of the audit opinion on such financial statements by the Company's former auditors. Thus, there can be no assurance that following completion of the aforementioned audit, review and restatement, the Unaudited Financial Statements will not be subject to restatements or correcting adjustments. Subject to the foregoing, based on the Unaudited Financial Statements, the Company's management believes the Company is in compliance with each of the financial maintenance covenants contained in its senior credit facility (the "Credit Agreement") as of June 30, 2005.

Effective July 28, 2005, the Company obtained a waiver of certain events of default from a majority of its senior lenders under the Credit Agreement (the "Bank Waiver") and from the lender under the Company's accounts receivable securitization facility (the "A/R Waiver"), which waivers will expire on October 28, 2005 and September 16, 2005, respectively, subject to early termination under certain circumstances (the Bank Waiver and the A/R Waiver are referred to collectively as the "Lender Extension Waivers"). The events of default relate to the Company's failure, due to ongoing procedures being performed for the restatement of the Company's 2003 financial statements and 2004 financial statements, to deliver within the time periods prescribed to the Company's senior lenders under its Credit Agreement and to the lender under the Company's accounts receivable securitization facility the Company's audited financial statements for 2004 and its unaudited financial statements for the first quarter of 2005.

On August 3, 2005, the Company's parent, ACIH, Inc. ("ACIH"), launched a consent solicitation for a proposed waiver and amendment with respect to its outstanding 11 1/2% Senior Discount Notes due 2012 (the "Notes"). Beneficial holders representing a majority in aggregate principal amount at stated maturity of all outstanding Notes have agreed in principle, subject to definitive execution and delivery, to deliver their consents to the proposed waiver and amendment, and the Company anticipates receiving those consents shortly.

The purpose of the proposed waiver and amendment is to (a) waive ACIH's obligation under the indenture governing the Notes (the "Indenture") to furnish to the holders of the Notes and file with the trustee under the Indenture ACIH's consolidated financial statements prepared as described in the Indenture along with certain results of operations information for the year ended

December  31, 2004 and the quarter  ended March 31, 2005  through and  including
November  12,  2005 and any  default  or event of  default  under the  Indenture arising therefrom and (b) amend the Indenture to extend the deadline for furnishing to the holders of the Notes and filing with the trustee under the Indenture ACIH's unaudited consolidated financial statements prepared as described in the Indenture along with certain results of operations information for the quarter ended June 30, 2005 to November 12, 2005. ACIH is seeking consents from each holder of record of the Notes as of August 1, 2005 (the "Record Date"). The consent solicitation with respect to the Notes will expire at 5:00 pm., New York City time, on Thursday, August 11, 2005, unless extended by ACIH in its sole discretion or ending earlier in accordance with the terms thereof (the "Expiration Date"). Upon the terms and subject to the conditions of the consent solicitation, holders of the Notes who have delivered (and not revoked) valid consents on or before the Expiration Date will be paid a cash payment equal to 1.00% of the accreted value (determined as of the Record Date) of Notes in respect of which a valid consent in favor of the proposed waiver and amendment has been delivered and not revoked on or before the Expiration Date. ACIH's obligation to accept and pay for consents validly delivered (and not revoked) at or prior to the Expiration Date is subject to and conditioned upon
(i) the receipt by ACIH of consents validly delivered (and not revoked) from a majority in aggregate principal amount at stated maturity of all outstanding Notes on or prior to the Expiration Date and (ii) the Lender Extension Waivers being in full force and effect on and prior to the Expiration Date.


Item 9.01         Financial Statements and Exhibits

(c)     Exhibits

       99.1       Unaudited  Consolidated  Balance  Sheet as of June  30,  2005,
                  Unaudited Consolidated Statement of Operations for the Six Months Ended June 30, 2005 (with reconciliation) and Unaudited Consolidated Statement of Cash Flows for the Six Months Ended June 30, 2005.


The information in this Current Report on Form 8-K (this "Current Report") and the Exhibit attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           ATRIUM COMPANIES, INC.



Date: August 4, 2005
                           By:  /s/ Philip J. Ragona
                                ------------------------------------------------
                                Name:  Philip J. Ragona
                                Title: Senior Vice President & General Counsel

                                Index to Exhibits
                                -----------------


Exhibit No.       Description
--------------------------------------------------------------------------------
      99.1*       Unaudited  Consolidated  Balance  Sheet as of June  30,  2005,
                  Unaudited  Consolidated  Statement of  Operations  for the Six
                  Months Ended June 30, 2005 (with reconciliation) and Unaudited
                  Consolidated  Statement of Cash Flows for the Six Months Ended
                  June 30, 2005.


*Filed herewith.